Rule 497(d)

                        FIRST TRUST COMBINED SERIES 416

              Supplement to the Prospectus Dated February 14, 2013


      Notwithstanding anything to the contrary in the prospectus, the contract to purchase the following Security failed and the Security was not deposited in the Trust: South Texas Independent School District Public Facility Corporation, (a non-profit corporation acting on behalf of the South Texas Independent School District, a political subdivision located in Hidalgo, Cameron and Willacy Counties, Texas), School Facility Lease Revenue, Series 2013, 4.00%, Due 08/15/2032.

The Trust's Sponsor has purchased the following replacement Security, in accordance with the applicable provisions of the Trust's Indenture: Los Angeles Unified School District, Refunding Certificates of Participation, 2012 Series B, (Headquarters Building Projects), 5.00%, Due 10/01/2031.


February 21, 2013